Exhibit 10(r)

Contract No. 117182

NATURAL GAS PIPELINE COMPANY OF AMERICA (Natural)

TRANSPORTATION RATE SCHEDULE FTS

AMENDMENT NO. 2 DATED May 1, 2000

TO AGREEMENT DATED March 16, 2000 (Agreement)

1. [X] Exhibit A dated May 1, 2000. Changes Primary Receipt Point(s)/Secondary Receipt Point(s) and Point MDQ's. This Exhibit A replaces any previously dated Exhibit A.

2. [ ] Exhibit B dated May 1, 2000. Changes Primary Delivery Point(s)/Secondary Delivery Point(s) and Point MDQ's. This Exhibit B replaces any previously dated Exhibit B.

3. [ ] Exhibits A and B dated May 1, 2000. Changes Primary Receipt and Delivery Points/Secondary Receipt and Delivery Points. These Exhibits A and B replace any previously dated Exhibits A and B.

4. [X] Exhibit C dated May 1, 2000. Changes the Agreement's Path. This Exhibit C replaces any previously dated Exhibit C.

5. [ ] Revise Agreement MDQ: [ ] Increase [ ] Decrease
In Section 2. of Agreement substitute MMBTU for MMBTU.

[ ] Revise Agreement MAC: [ ] Increase [ ] Decrease

In Section 2. of Agreement substitute MMBtu for MMBtu.

6. [X] Revise Service Options

Service option selected (check any or all):

[ ] LN [ ] SW [X] NB

7. [ ] The term of this Agreement is extended through _______________________.

8. [ ] Other:____________________________

This Amendment No. 2 becomes effective April 20, 2000.

Except as hereinabove amended, the Agreement shall remain in full force and effect as written.

Agreed to by:

AGREED TO BY:
NATURAL GAS PIPELINE COMPANY OF AMERICA	NORTH SHORE GAS COMPANY
"Natural"	"Shipper"

By: /s/ David J. Devine	By: /s/ William E. Morrow

Name: David J. Devine	Name: William E. Morrow

Title: Vice President, Business Planning	Title: Executive Vice President

EXHIBIT A

DATED: May 1, 2000

EFFECTIVE DATE: April 20, 2000

COMPANY: NORTH SHORE GAS COMPANY

CONTRACT: 117182

RECEIPT POINT/S
	County/Parish		PIN		MDQ
Name / Location	Area	State	No.	Zone	(MMBtu/d)

PRIMARY RECEIPT POINT/S

1. SABINEPL/NGPL HENRY PLT	VERMILION	LA	3592	05	5,000
VERMILION
INTERCONNECT WITH SABINE
PIPELINE COMPANY'S GAS PLANT
ON TRANSPORTER'S LOUISIANA
MAINLINE IN SEC. 21-T13S-R4E,
VERMILION PARISH, LOUISIANA.

SECONDARY RECEIPT POINT/S

All secondary receipt points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

RECEIPT PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

Natural gas to be delivered to Natural at the Receipt Point/s shall be at a delivery pressure sufficient to enter Natural's pipeline facilities at the pressure maintained from time to time, but Shipper shall not deliver gas at a pressure in excess of the Maximum Allowable Operating Pressure (MAOP) stated for each Receipt Point. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Receipt Point/s.

RATES

Except as provided to the contrary in any written agreement(s) between the parties in effect during the term hereof, Shipper shall pay Natural the maximum rate and all other lawful charges as specified in Natural's applicable rate schedule.

FUEL GAS AND GAS LOST AND UNACCOUNTED FOR PERCENTAGE (%)

Shipper will be assessed the applicable percentage for Fuel Gas and Gas Lost and Unaccounted For.

TRANSPORTATION OF LIQUIDS

Transportation of liquids may occur at permitted points identified in Natural's current Catalog of Receipt and Delivery Points, but only if the parties execute a separate liquids agreement.

EXHIBIT C

DATED May 1, 2000

EFFECTIVE DATE: April 20, 2000

COMPANY: NORTH SHORE GAS COMPANY

CONTRACT: 117182

Pursuant to Natural's tariff, an MDQ exists for each primary transportation path segment and direction under the Agreement. Such MDQ is the maximum daily quantity of gas which Natural is obligated to transport on a firm basis along a primary transportation path segment.

A primary transportation path segment is the path between a primary receipt, delivery, or node point and the next primary receipt, delivery, or node point. A node point is the point of interconnection between two or more of Natural's pipeline facilities.

A segment is a section of Natural's pipeline system designated by asegment number whereby the Shipper under the terms of their agreement based on the points within the segment identified on Exhibit C have throughput capacity rights.

The segment numbers listed on Exhibit C reflect this Agreement's path corresponding to Natural's most recent Pipeline System Map which identifies segments and their corresponding numbers. All information provided in this Exhibit C is subject to the actual terms and conditions of Natural's Tariff.

EXHIBIT C

DATED May 1, 2000

EFFECTIVE DATE: April 20, 2000

COMPANY: NORTH SHORE GAS COMPANY

CONTRACT: 117182

Segment	Upstream	Forward/Backward	Flow Through
Number	Segment	Haul(Contractual)	Capacity
23	24	B	5,000
24	0	B	0
25	23	B	5,000
26	25	F	5,000
27	26	F	5,000
28	27	F	5,000
31	28	F	5,000

EXHIBIT D - (NB Service Option)

DATED May 1, 2000

EFFECTIVE DATE: April 20, 2000

COMPANY: NORTH SHORE GAS COMPANY

CONTRACT: 117182

FTS-NB DELIVERY POINT/S
					NB
					Service
	County/Parish		PIN		MDQ
Name / Location	Area	State	No.	Zone	(MMBtu/d)

1. PGLC/NGPL CRAWFORD COOK	COOK	IL	904380	08	5,000
INTERCONNECT WITH THE
PEOPLES GAS LIGHT AND COKE
COMPANY AT TRANSPORTER'S
CRAWFORD METER STATION IN
SEC. 34-T39N-R13E, COOK COUNTY,
ILLINOIS.

NGPL STORAGE AGREEMENTS DEDICATED TO FTS-NB SERVICE:

117162

THIRD PARTY STORAGE PROVIDER/POINT NO.
	County/Parish		PIN		MDQ
Name / Location	Area	State	No.	Zone	(MMBtu/d)

SPSSO Agreement No.*

*FTS-NB Service utilizing a Third Party Storage Point (as such term is defined in Natural's Tariff) is expressly contingent upon the continuing existence of a valid SPSSO Agreement and Operational Balancing Agreement at such point.

Contract No. 117182